                                                             Exhibit 99(h)(1)(b)

                              AMENDMENT TO
                        ADMINISTRATION AGREEMENT

THIS AMENDMENT is made as of May 1, 2006, by and between JPMorgan Funds Management, Inc., JPMorgan Insurance Trust (formerly JPMorgan Investment Trust) and the entities who are currently parties to the Administration Agreement, dated February 19, 2005, in place for the investment companies in the JPMorgan fund complex (the "Agreement").

      WHEREAS, the parties hereto wish to amend the Agreement, to reflect the addition of JPMorgan Insurance Trust and its series (the "Portfolios") to the Agreement.

      NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

2. With respect to the JPMorgan Insurance Trust and its Portfolios, the following services will be added to Article 2 of the Agreement:

   -- Prepare, negotiate and provide the services specified for the Administrator under the fund participation agreements between JPMorgan Insurance Trust, the Administrator, the investment advisor, transfer agent and the insurance companies desiring to utilize the Portfolios as the investment vehicle for the insurance companies' variable insurance products; and

   -- Monitor JPMorgan Insurance Trust's compliance with Section 817 of the
      Internal Revenue Code and the regulations thereunder so as to enable the Portfolios to comply with the diversification requirements applicable to investments of variable insurance products.

3. As of the date of the Amendment, Schedules A and B are replaced with New Schedules A and B attached hereto.

4. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

                                *      *      *       *

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                             JPMORGAN FUNDS MANAGEMENT, INC.

                             By:
                             Name:
                             Title:

                             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                             J.P. MORGAN MUTUAL FUND GROUP
                             J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                             UNDISCOVERED MANAGERS FUNDS
                             J.P. MORGAN FLEMING SERIES TRUST
                             JPMORGAN TRUST I
                             JPMORGAN TRUST II
                             UM INVESTMENT TRUST
                             UM INVESTMENT TRUST II
                             JPMORGAN INSURANCE TRUST
                             EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS

                             By:
                             Name:
                             Title:

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                                  SCHEDULE A
                        TO THE ADMINISTRATION AGREEMENT
                         (EFFECTIVE AS OF MAY 1, 2006)

NAME OF THE TRUST

NAME OF ENTITY                                  STATE AND FORM OF ORGANIZATION
J.P. Morgan Fleming Mutual Fund Group, Inc.     Maryland corporation
J.P. Morgan Mutual Fund Group                   Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust        Massachusetts business trust
Undiscovered Managers Funds                     Massachusetts business trust
J.P. Morgan Fleming Series Trust                Massachusetts business trust
JPMorgan Trust I                                Delaware statutory trust
JPMorgan Trust II                               Delaware statutory trust
UM Investment Trust                             Massachusetts business trust
UM Investment Trust II                          Massachusetts business trust
JPMorgan Insurance Trust                        Massachusetts business trust

                             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                             J.P. MORGAN MUTUAL FUND GROUP
                             J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                             UNDISCOVERED MANAGERS FUNDS
                             J.P. MORGAN FLEMING SERIES TRUST
                             JPMORGAN TRUST I
                             JPMORGAN TRUST II
                             UM INVESTMENT TRUST
                             UM INVESTMENT TRUST II
                             JPMORGAN INSURANCE TRUST
                             EACH ON BEHALF OF ITSELF
                             AND EACH OF ITS FUNDS

                             By:
                             Name:
                             Title:

                             JPMORGAN FUNDS MANAGEMENT, INC.
                             By:
                             Name:
                             Title:

                                  SCHEDULE B
                       TO THE ADMINISTRATION AGREEMENT
                         (AMENDED AS OF MAY 1, 2006)

CATEGORY 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex(1) plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

CURRENT NAME                                                          PRIOR NAME

Highbridge Statistical Market Neutral Fund                            N/A
JPMorgan Arizona Municipal Bond Fund                                  One Group Arizona Municipal Bond Fund
JPMorgan Asia Equity Fund                                             JPMorgan Fleming Asia Equity Fund
JPMorgan Bond Fund                                                    JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                                JPMorgan California Bond Fund
JPMorgan Capital Growth Fund                                          JPMorgan Capital Growth Fund
JPMorgan Core Bond Fund                                               One Group Bond Fund
JPMorgan Core Plus Bond Fund                                          One Group Income Bond Fund
JPMorgan Disciplined Equity Fund                                      JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                             JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund                                        One Group Diversified Mid Cap Fund and JPMorgan
                                                                         Diversified Mid Cap Fund
JPMorgan Diversified Mid Cap Growth Fund                              One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                               One Group Mid Cap Value Fund
JPMorgan Dynamic Small Cap Fund                                       JPMorgan Dynamic Small Cap Fund
JPMorgan Emerging Markets Debt Fund                                   JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund                                 JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Enhanced Income Fund                                         JPMorgan Enhanced Income Fund
JPMorgan Equity Income Fund                                           One Group Equity Income Fund
JPMorgan Equity Index Fund                                            One Group Equity Index Fund
JPMorgan Global Healthcare Fund                                       JPMorgan Global Healthcare Fund
JPMorgan Strategic Income Fund                                        JPMorgan Global Strategic Income Fund (name effective
                                                                         until 5/19/06)
JPMorgan Government Bond Fund                                         One Group Government Bond Fund
JPMorgan Growth & Income Fund                                         JPMorgan Growth & Income Fund
JPMorgan High Yield Bond Fund                                         One Group High Yield Bond Fund
JPMorgan Insurance Trust Balanced Portfolio                           JPMorgan Investment Trust Balanced Portfolio and One
                                                                      Group Investment Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio                          JPMorgan Investment Trust Bond Portfolio and One Group
                                                                         Investment Trust Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio                 JPMorgan Investment Trust Diversified Equity Portfolio
                                                                         and One Group Investment Trust Diversified Equity
                                                                         Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio         JPMorgan Investment Trust Mid Cap Growth Portfolio and
                                                                         One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio          JPMorgan Investment Trust Mid Cap Value Portfolio and
                                                                         One Group Investment Trust Mid Cap Value Portfolio

(1) For purposes of this Agreement, the "JPMorgan Funds Complex" includes all of the Funds subject to this Agreement.

CURRENT NAME                                                          PRIOR NAME
JPMorgan Insurance Trust Equity Index Portfolio                       JPMorgan Investment Trust Equity Index Portfolio and
                                                                         One Group Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio                    JPMorgan Investment Trust Government Bond Portfolio and
                                                                         One Group Investment Trust Government Bond Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio                   JPMorgan Investment Trust Diversified Mid Cap Portfolio
                                                                         and One Group Investment Trust Diversified Mid Cap
                                                                      Portfolio
JPMorgan Insurance Trust Large Cap Growth Portfolio                   JPMorgan Investment Trust Large Cap Growth Portfolio
                                                                         and One Group Investment Trust Large Cap Growth
                                                                         Portfolio
JPMorgan Intermediate Bond Fund                                       One Group Intermediate Bond Fund
JPMorgan Intermediate Tax Free Bond Fund                              JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Equity Fund                                    JPMorgan Fleming International Equity Fund
JPMorgan International Equity Index Fund                              One Group International Equity Index Fund
JPMorgan International Growth Fund                                    JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                             JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                          JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                                     JPMorgan Fleming International Value Fund
JPMorgan Intrepid America Fund                                        JPMorgan Intrepid America Fund
JPMorgan Intrepid Multi Cap Fund                                      JPMorgan Intrepid Investor Fund and JPMorgan Intrepid
                                                                         Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid European Fund                                       JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund                                         JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund                                          JPMorgan Intrepid Value Fund
JPMorgan Intrepid Long/Short Fund                                     N/A
JPMorgan Japan Fund                                                   JPMorgan Fleming Japan Fund
JPMorgan Kentucky Municipal Bond Fund                                 One Group Kentucky Municipal Bond Fund
JPMorgan Large Cap Growth Fund                                        One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                                         One Group Large Cap Value Fund
JPMorgan Louisiana Municipal Bond Fund                                One Group Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund                                  One Group Market Expansion Index Fund
JPMorgan Market Neutral Fund                                          JPMorgan Market Neutral Fund
JPMorgan Micro Cap Fund                                               N/A
JPMorgan Mid Cap Equity Fund                                          JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                                        JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Mid Cap Value Fund                                           JPMorgan Mid Cap Value Fund
JPMorgan Michigan Municipal Bond Fund                                 One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                              One Group Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund                                One Group Market Neutral Fund
JPMorgan Multi-Manager Small Cap Growth Fund                          JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                           JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Municipal Income Fund                                        One Group Municipal Income Fund
JPMorgan New Jersey Tax Free Bond Fund                                JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund                                  JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Ohio Municipal Bond Fund                                     One Group Ohio Municipal Bond Fund
JPMorgan Real Return Fund                                             N/A
JPMorgan Short Duration Bond Fund                                     One Group Short-Term Bond Fund
JPMorgan Short Term Bond Fund                                         JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                                      JPMorgan Short Term Bond Fund II
JPMorgan Short Term Municipal Bond Fund                               One Group Short-Term Municipal Bond Fund

CURRENT NAME                                                          PRIOR NAME
JPMorgan Small Cap Core Fund                                          JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund                                        JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund                                        One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                                         One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                               N/A
JPMorgan Tax Aware Core Equity Fund                                   N/A
JPMorgan Tax Aware Disciplined Equity Fund                            JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Diversified Equity Fund                            N/A
JPMorgan Tax Aware Enhanced Income Fund                               JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware International Fund                                 N/A
JPMorgan Intrepid International Fund                                  JPMorgan Fleming Tax Aware International
                                                                         Opportunities Fund and JPMorgan Tax Aware
                                                                         International Opportunities Fund (the name
                                                                         change effective until 12/15/05)
JPMorgan Tax Aware Large Cap Growth Fund                              JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                               JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware Real Income Fund                                   JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Real Return Fund                                   N/A
JPMorgan Tax Aware Short-Intermediate Income Fund                     JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund                                   JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Bond Fund                                           One Group Tax-Free Bond Fund
JPMorgan Technology Fund                                              One Group Technology Fund
JPMorgan Treasury & Agency Fund                                       One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                                   One Group Ultra Short-Term Bond Fund
JPMorgan U.S. Equity Fund                                             JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund                                N/A
JPMorgan U.S. Real Estate Fund                                        One Group Real Estate Fund
JPMorgan U.S. Small Company Fund                                      JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund                                         N/A
JPMorgan West Virginia Municipal Bond Fund                            One Group West Virginia Municipal Bond Fund
Undiscovered Managers Behavioral Growth Fund                          Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                           Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund                                           Undiscovered Managers REIT Fund (this name change
                                                                         effective until 12/31/05)
Undiscovered Managers Small Cap Growth Fund                           UM Small Cap Growth Fund


CATEGORY 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund's average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund's average daily net assets in excess of $1,000,000,000.

CURRENT NAME                                                          PRIOR NAME
JPMorgan Investor Balanced Fund                                       One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                            One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                                One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                                         One Group Investor Growth Fund Category 3

CATEGORY 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

CURRENT NAME                                                          PRIOR NAME
JPMorgan 100% U.S. Treasury Securities Money Market Fund              JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund                       JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                                    JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                              One Group Prime Money Market Fund
JPMorgan Michigan Municipal Money Market Fund                         One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                                  One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund                               JPMorgan New York Tax Free Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                             One Group Ohio Municipal Money Market Fund
JPMorgan Prime Money Market Fund                                      JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                                   JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                            One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund                         One Group U.S. Treasury Securities Money Market Fund

CATEGORY 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.
N/A

CATEGORY 5

The Administrator receives a fee of 0.05% of the average daily net assets of all Category 5 Funds.
N/A

CATEGORY 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

CURRENT NAME                                                          PRIOR NAME
Undiscovered Managers Multi-Strategy Fund                             UM Multi-Strategy Fund (change effective 8/22/05)
Undiscovered Managers Spinnaker Fund                                  N/A

                                *      *      *       *

                             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                             J.P. MORGAN MUTUAL FUND GROUP
                             J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                             UNDISCOVERED MANAGERS FUNDS
                             J.P. MORGAN FLEMING SERIES TRUST
                             JPMORGAN TRUST I
                             JPMORGAN TRUST II
                             UM INVESTMENT TRUST
                             UM INVESTMENT TRUST II
                             JPMORGAN INSURANCE TRUST
                             EACH ON BEHALF OF ITSELF AND EACH OF ITS FUNDS

                             By:
                             Name:
                             Title:

                             JPMORGAN FUNDS MANAGEMENT, INC.

                             By:
                             Name:
                             Title: